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Exhibit 99.1

Supplemental Financial & Property Information
September 30, 2002

        This supplemental package should be considered along with the Company's reports filed with the Securities and Exchange Commission and other documents that are publicly disseminated by the Company. This package has not been reviewed and audited by any outside individual or agency. No representations or warranties, expressed or implied, are deemed to be made with respect to the accuracy of this package. Past performance may not be indicative of future performance. Risks and other factors that might cause differences, some of which could be material, include, but are not limited to economic and market conditions, the financial stability of tenants within the retail industry, financing and development risks, leasing delays, cost overruns, the level and volatility of interest rates, as well as other risks listed from time to time in the Company's reports filed with the Securities and Exchange Commission. A copy of this report is available on the Company's web site at www.PriceLegacy.com.

        Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Price Legacy to differ materially from historical results or from any results expressed or implied by such forward-looking statements. The company refers you to the documents it files from time to time with the Securities and Exchange Commission at the SEC's web site at http://www.sec.gov, which discuss factors that could adversely affect the company's results. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Price Legacy undertakes no obligation to update publicly or revise any forward-looking statements.

        Price Legacy uses a supplemental REIT performance measure called Funds from Operations (FFO) which is defined as net income plus depreciation and amortization expense, gains (losses) from sales of depreciable operating real estate, and provisions for asset impairment. FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles and should not be used as an indicator of cash available or as an alternative to cash flows. Price Legacy believes, however, that FFO provides relevant information about its operations and is necessary, along with net income, for an understanding of its operating results.

Supplemental Financial & Property Information

Table of Contents

Price Legacy
Our Mission Statement	2
About the Company	2
Third Quarter Review	2
Shareholder Information	4
Funds from Operations per Common Share	5
Quarterly Operating & Portfolio Highlights	6
Consolidated Statements of Income	7
Quarterly Funds from Operations and Funds Available for Distribution	8
Market/Operational Information	9
Consolidated Balance Sheets	11
Real Estate Portfolio
Property List	12
Top Ten Tenants	14
Lease Expiration Schedule	15
Retail Vacancy & Net Absorption Change	15
Geographic Distribution	16
Acquisitions & Dispositions Schedule	18
Debt Schedule	19

OUR MISSION STATEMENT

        Stability and growth are paramount to the success of Price Legacy. We will, through judicious acquisition, management, development and disposition, strive to be the nation's premier open-air shopping center company.

ABOUT THE COMPANY...

        Price Legacy has its common stock listed on the American Stock Exchange under the symbol XLG. The Company's Series A Preferred Stock is listed on the NASDAQ under the symbol PRENP. Price Legacy is a fully-integrated real estate company with internal acquisition, disposition, development, property management, leasing, marketing and accounting personnel. The Company acquires, operates, develops and sells open-air shopping centers nationwide. Price Legacy has 53 properties which comprise approximately 8.7 million square feet of gross leasable area. The Company manages its properties through regional offices located in Arizona, California, Florida, Virginia and Utah. Price Legacy has its corporate offices in San Diego, California, is organized as a REIT and has a taxable REIT subsidiary, Excel Legacy Holdings, Inc. Price Legacy is committed to providing an environment of stability and growth for its shareholders and tenants.    The following pages summarize some information concerning the Company. If you have any questions please email us at InvestorRelations@pricelegacy.com. For more information on Price Legacy, please visit the company's web site at www.PriceLegacy.com.

THIRD QUARTER REVIEW

        During the third quarter the company made significant progress in selling non-core assets and redeploying those proceeds into new, high quality open-air retail acquisitions. During August and September the company announced the sale of three self-storage properties for $52.5 million. The company realized a $10.1 million gain from these sales. The details of the transaction are found on page 19, Twelve Month Acquisitions & Dispositions Schedule. The company has sold approximately $150 of $400 million of its non-core assets. We continue to see significant acquisition opportunities as exemplified by the Dulles Town Crossing transaction. We were also pleasantly surprised during the quarter by the $13.8 million gain from the sale of our interest rate cap we believe this transaction reflects our focus on managing all aspects of our business. During the past 12 months we have acquired approximately $186 million of new core assets. The company also repurchased 546,900 shares during the third quarter under its share repurchase program at an average price of $3.02.

        The company acquired Dulles Town Crossing at Sterling, Virginia on August 30, 2002. The open-air retail center is 99% occupied and has national anchor tenants that comprise approximately 81% of the total center. The anchor tenants include Lowe's Home Improvement Center, Sam's Club, Wal-Mart, T.J.Maxx, Bed Bath & Beyond, Best Buy, Cost Plus, Ethan Allen, Dick's Sporting Goods and Nordstrom Rack. The center was completed in 2000 and was constructed on approximately 103 acres with approximately 740,000 square feet of gross leasable area. A study of the market demographics for the area reveals a population of 67,000 and a median household income exceeding $85,000 within a three-mile radius of the center. Dulles Town Crossing and Cherrydale Point in Greenville, South Carolina, which was previously purchased by Price Legacy in June 2002, were part of a two- property portfolio purchase by the company. Dulles Town Crossing was acquired with a combination of cash and a new $49.5 million, ten-year, 5.88% fixed rate mortgage for a total purchase price of approximately $76.2 million. The details of this transaction are found on page 19, Twelve Month Acquisitions & Dispositions Schedule.

        The company also announced it received $13.8 million in net proceeds from the sale of its interest rate swap contract it had initially entered into in April 2002. This gain of $13.8 million will be amortized over the remaining terms of the debt which matures in 2009 to 2010. Including the monthly interest savings from May 1, 2002 to September 30, 2002, the Company realized approximately $16 million in cash on the transaction. As a result of this transaction, the Company will again assume the original fixed interest rates on $161 million of debt.

        The financial results for the quarter were influenced by a non-recurring, non-cash charge related to certain notes receivable due from officers and affiliates that were assumed in the merger with Excel Legacy Corporation. The notes collateralized by the shares and due March 31, 2003, were received through the acquisition by the officers of Company common shares. As a result of the recently enacted Sarbanes-Oxley Act of 2002 (the "Act"), the Company is precluded from making any material modifications to the notes. Recent discussions related to the disposition of these notes, considering the Act and the difference between face value of the notes and the market price of the stock, resulted in a one-time non-cash charge of $2.8 million and the recording of the shares as if they had been received back from the holders as treasury shares. Without this non-cash transaction, diluted funds from operations would have been $0.08 for the quarter ended September 30, 2002

        The company will conduct a conference call and a live audio web-cast on Thursday November 14, 2002 at 10:00 AM PST. The call will discuss the earnings results for the quarter ending September 30, 2002. The call will begin promptly at 10:00 AM PST. The dial-in number is (800) 388-8975. The dial-in number for international callers is (973) 694-2225. Additionally, a replay of the conference call will be available until 9 PM PST on November 21, 2002 by dialing (800) 428-6051 passcode 267894. You may also hear the conference call live or rebroadcast by visiting the company's website, www.PriceLegacy.com and following the link.

Shareholder Information

Corporate Offices

Price Legacy Corporation
Excel Centre
17140 Bernardo Center Drive, Suite 300
San Diego, CA 92128
Phone: 858-675-9400
Fax: 858-675-9405
 www.PriceLegacy.com

Exchange Listing

Common Stock:
American Stock Exchange, symbol XLG

Series A Preferred Stock:
NASDAQ, symbol PRENP

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, lost certificates, stock transfers, and name or address changes should be directed to:

Mellon Investor Services
Stock Transfer Department
P.O. Box 54261
Terminal Annex
Los Angeles, CA 90054
Phone: 800-522-6645
 www.chasemellon.com

Shareholder/Investor Relations

Sharon Filbig
17140 Bernardo Center Drive, Suite 300
San Diego, CA 92128
Phone: 858-675-9400
Email: investorrelations@pricelegacy.com

Funds from Operations
per Common Share(1,2)

(1)
For complete information and a definition of Funds from Operations please see accompanying notes contained in the Company's Form 10Q filed and 10K to be filed with the Securities and Exchange Commission.

(2)
Funds from Operations (FFO) during the 3rd Qtr, 2002 excludes a one time non-cash charge to compensation expense. With this charge, the FFO would have been $0.01.

Price Legacy Corporation
Quarterly Operating Highlights
(in thousands, except per share data)

Three Months Ended September 30, 2002
Net Income	$10,548
Net income applicable to common shares	$5,515
Net income per common share—Diluted	$0.14
Funds from Operations before preferred dividend	$12,567
Funds from Operations available to common shareholders	$326
Funds from Operations per Common Share—Diluted	$0.01
EBITDA	$18,425

Portfolio Highlights

Operating Real Estate
Number of Properties	53
Gross Leasable Area	8.7	million sq. ft.
Percent Leased	92.3%
Average Rent per Leased Square Foot	$11.95
Real Estate Under Development	Estimated GLA
Redhawk Towne Center—Temecula, CA	430,000 sq.ft.
The Shops at the Old Mill District—Bend, OR Phase II	50,000 sq.ft.
Newport on the Levee—Newport, KY	341,845 sq.ft.
Anaheim Garden Walk—Anaheim, CA Phase I	260,000 sq.ft.
Los Arcos—Scottsdale, AZ	TBD
Millenia Plaza Phase II—Orlando, FL	150,600 sq.ft.

Price Legacy Corporation
CONSOLIDATED STATEMENTS OF INCOME
(unaudited—amounts in thousands, except per share data)

	Third Quarter Three Months Ended September 30		Year-to-Date Nine Months Ended September 30
	2002	2001	2002	2001
Rental revenues	$30,170	$18,131	$88,705	$51,316
Expenses
Operating and maintenance	5,922	2,344	16,054	6,573
Property taxes	3,560	2,380	10,020	6,531
Depreciation and amortization	4,503	2,282	12,620	6,194
General and administrative	4,357	701	8,813	2,391
Provision for asset impairment	—	—	2,528	—

Total expenses	18,342	7,707	50,035	21,689

Operating income	11,828	10,424	38,670	29,627
Interest and other
Interest expense	(6,157)	(3,816)	(18,045)	(10,352)
Interest income	1,219	1,425	3,607	5,068
Equity in earnings of joint ventures	318	375	632	717

Total interest and other	(4,620)	(2,016)	(13,806)	(4,567)

Income before gain on sale of real estate	7,208	8,408	24,864	25,060
Net gain on sale of real estate	—	162	291	1,321

Income before discontinued operations	7,208	8,570	25,155	26,381
Discontinued operations:
Income from operations	557	1,196	2,759	3,086
Gain on sale of real estate	9,991	—	9,148	—

	10,548	1,196	11,907	3,086
Net income	17,756	9,766	37,062	29,467
Dividends to preferred stockholders	(12,241)	(8,761)	(36,549)	(25,505)

Net income applicable to common stockholders	$5,515	$1,005	$513	$3,962

Basic and diluted net income per common share	$.14	$.06	.01	$.27
Weighted average common shares outstanding
Basic	39,167	16,698	40,201	14,451
Diluted	39,325	16,698	40,442	14,451
Dividends per preferred share	$.35	$.35	$1.05	$1.05

For complete information please see accompanying notes contained in the Company's Form 10Q to be filed with the Securities and Exchange Commission.

Price Legacy Corporation
Quarterly Funds from Operations & Funds Available for Distribution

	Three Months Ended
	31-Mar-02	30-Jun-02	30-Sep-02
Funds From Operations after preferred dividends
Net Income	$9,162	$10,144	$17,756
Depreciation & Amortization(1)	4,547	4,440	4,802
Asset Impairment	—	2,528	—
Gain (loss) on Sales of Depreciable Real Estate	—	843	(9,991)

Funds from Operations (before preferred dividends)	13,709	17,955	12,567
Preferred Stock Distributions	(12,126)	(12,183)	(12,241)

Funds from Operations (after preferred dividends)(2)	$1,583	$5,772	$326
Per Common Share—Diluted	$0.04	$0.13	$0.01
Funds Available for Distribution
Funds from Operations	$13,709	$17,955	$12,567
Non-cash Charge Related to Notes Receivable	—	—	2,836
Deferred Rents	(1,512)	(819)	(827)
Tenant Improvements Paid	(273)	(386)	(83)
Leasing Commissions Paid	(18)	(25)	(140)
Principal Debt Payments—Recurring	(637)	(657)	(687)
Other CAPEX	—	—	(10)

Total Funds Available for Distribution	$11,269	$16,068	$13,656
Dividends
Preferred A Shares	$9,602	$9,602	$9,602
Preferred B Shares (paid /accrued in kind)	2,524	2,581	2,639

Total Distributions	$12,126	$12,183	$12,241
	at March 31, 2002	at June 30, 2002	at September 30, 2002
Shares Outstanding
Weighted Average Common Shares Outstanding	40,727	40,727	39,167
Common Shares Outstanding	40,727	40,727	37,256
8 3/4% Series A Cumulative Redeemable Preferred Stock	27,434	27,434	27,434
9% Series B Convertible Redeemable Preferred Shares	19,667	19,667	19,667

(1)
Includes depreciation and amortization of joint venture partnerships. Excludes depreciation and amortization of non-real estate assets.

(2)
Includes a non-recurring, non-cash charge of $2.836 related to notes receivable to officers which were assumed in connection with the acquisition of common shares. Funds From Operations would have been $0.08 per common share without this adjustment.

Price Legacy Corporation
Market/Operational Information

Market Data Closing Price as of March 31, 2002 & June 30, 2002 & September 30 2002 respectively

	March 31, 2002	June 30, 2002	September 30, 2002
Common Stock Information
Shares Outstanding	40,727	40,727	37,256
Market Price Per Share	$3.20	$3.85	$2.93

Common Equity	$130,323	$156,799	$109,160
8 3/4% Series A Cumulative Redeemable Preferred
Shares Outstanding	27,434	27,434	27,484
Market Price Per Share	$15.50	$16.10	$16.19

Series A Equity	$425,227	$441,687	$444,156
9% Series B Convertible Redeemable Preferred
Shares Outstanding	19,667	19,667	19,667
Issuance Price per Share	$5.56	$5.56	$5.56

Series B Equity	$109,349	$109,349	$109,349
Market Capitalization Calculations
Equity Market CAP	$664,899	$707,835	$662,665
Total Debt	$513,936	$533,304	$599,023

Total Market CAP	$1,178,835	$1,241,139	$1,261,697
Total Debt to Total Market CAP	44%	43%	47%
Capital Availability
Cash	$30,546	$16,728	$34,435
Available under Line of Credit	65,100	45,600	39,000
Total Line of Credit	$100,000	$100,000	$100,000
Dividend Data
8 3/4% Series A Preferred Dividend per Share	$9,602	$9,602	$9,602
9% Series B Preferred Dividend per Share (Paid in Kind)	2,524	2,581	2,639

Total	$12,126	$12,183	$12,241

	31-Mar-02	30-Jun-02	30-Sep-02
Operational Statistics
Net Income	$9,162	$10,144	$17,756
Interest Expense	6,437	5,841	6,157
Depreciation and Amortization	4,426	4,323	4,503
Asset Impairment	—	2,528	—
(Gain)/loss on sale of Real Estate	(287)	840	(9,991)

EBITDA(a)	19,738	23,676	18,425
Interest Expense	6,437	5,841	6,157
Capitalized Interest	572	521	424
Principal Debt Payments—Recurring	637	657	687
Preferred Cash Distributions	9,602	9,602	9,602

Fixed Charges(b)	17,248	16,621	16,870
Fixed charge coverage ratio(a/b)	1.14	1.42	1.09

Interest Expense	6,437	5,841	6,157
Capitalized Interest	572	521	424
Principal Debt Payments—Recurring	637	657	687

Debt service(c)	7,646	7,019	7,268
Debt coverage ratio(a/c)	2.58	3.37	2.54

Price Legacy Corporation
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30 2002	December 31 2001
	(unaudited)
ASSETS
Real estate assets
Land and land improvements	$432,551	$419,151
Building and improvements	674,585	618,222
Construction in progress	25,259	27,471

	1,132,395	1,064,844
Less accumulated depreciation	(29,040)	(19,420)

	1,103,355	1,045,424
Investment in real estate joint ventures	25,406	24,828
Cash and cash equivalents	34,435	28,042
Accounts receivable, net of allowance of $1,827 and $1,680	4,961	2,706
Notes receivable	64,472	55,167
Deferred rents	8,602	6,427
Other assets	46,157	30,800

Total assets	$1,287,388	$1,193,394

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Mortgages and notes payable	$494,264	$452,523
Revolving line of credit	61,000	31,500
Accounts payable and other liabilities	43,768	19,006

Total liabilities	599,032	503,029
Commitments
Minority interests	595	595
Stockholders' equity
Series A preferred stock, cumulative, redeemable, $0.0001 par value, 27,849,771 shares authorized, 27,434,166 and 27,413,467 shares issued and outstanding	399,615	399,615
Series B preferred stock, junior, convertible, redeemable, $0.0001 par value, 27,458,855 shares authorized, 19,666,754 shares issued and outstanding	106,234	106,234
Common stock, $0.0001 par value, 94,691,374 shares authorized, 37,255,748 and 40,726,191 issued and outstanding	4	4
Additional paid-in capital	196,020	195,712
Treasury stock at cost, 3,470,927 and 0 shares	(11,299)	—
Accumulated other comprehensive loss	(1,001)	(106)
Accumulated deficit	(1,812)	(2,324)
Notes receivable from officers for common shares	—	(9,365)

Total stockholders' equity	687,761	689,770

Total liabilities and stockholders' equity	$1,287,388	$1,193,394

For complete information please see accompanying notes contained in the
Company's Form 10Q to be filed with the Securities and Exchange Commission.

Price Legacy Corporation
Supplemental Disclosure—Quarter End September 30, 2002
Real Estate Portfolio—Property List

Property Name	City	State	Year Acquired	GLA	Leased GLA	Percent Occupied	Anchor Owned	Anchor Not Owned
Retail Properties
1 Tucson	Marana	AZ	1999	40,087	39,247	97.9%	PETsMART	Costco, Home Depot
2 Mesa Pavilions	Mesa	AZ	2001	307,719	250,642	81.5%	Circuit City, PETsMART	Costco, Kmart, Target
3 Scottsdale Pad	Scottsdale	AZ	1998	3,700	3,700	100.0%	Blue Moose
4 Studio B	Scottsdale	AZ	1998	2,200	—	0.0%
5 The Groves	Tempe	AZ	2001	247,995	230,337	92.9%	Circuit City, J.C. Penney	Wal-Mart
6 Safeway Center	Phoenix	AZ	2002	70,428	69,031	98.0%	Safeway
7 Chula Vista/Rancho del Rey	Chula Vista	CA	1993	6,700	6,700	100.0%	Burger King	Costco
8 Inglewood	Inglewood	CA	1984	119,880	50,000	41.7%	Colonial Treasures	Costco
9 Northridge	Northridge	CA	1988	22,000	22,000	100.0%	Barnes & Noble	Costco
10 San Diego/Rancho San Diego	Rancho San Diego	CA	1998	98,396	98,396	100.0%	Ross, Rite Aid, Petco
11 Redwood City	Redwood City	CA	1982	49,429	49,429	100.0%	Orchard Supp. Hardware	Costco
12 Roseville	Roseville	CA	1997	188,493	188,493	100.0%	Sports Authority, Staples	Costco, Home Depot
13 San Diego/Carmel Mountain	San Diego	CA	1991	35,000	35,000	100.0%	Claim Jumper	Costco
14 San Diego/Morena(1)	San Diego	CA	1981	443,200	435,200	98.2%	Costco Wholesale
15 San Juan Capistrano	San Juan Capistrano	CA	1987	56,436	56,436	100.0%	PETsMART, Staples	Costco
16 Signal Hill	Signal Hill	CA	1991	154,750	154,750	100.0%	Home Depot, PETsMart	Costco
17 New Britain	New Britain	CT	1982	112,400	—	0.0%
18 Cypress Creek	Ft. Lauderdale	FL	2001	229,034	212,734	92.9%	Regal Cinemas, Office Depot
19 Oakwood Plaza	Hollywood	FL	2001	868,373	865,030	99.6%	Home Depot, Dave & Buster's
20 Kendale Lakes Plaza	Miami	FL	2001	404,553	292,503	72.3%	Kmart, PETsMART
21 Cross County	W Palm Beach	FL	2001	357,537	346,895	97.0%	Kmart, Winn Dixie, Ross
22 Millenia Plaza	Orlando	FL	2001	404,436	397,399	98.3%	Home Expo, Linens 'N Things
23 Heather Island	Ocala	FL	2002	70,970	69,635	98.1%	Publix Supermarket
24 Greensburg	Greensburg	IN	2001	272,893	269,693	98.8%	Wal-Mart
25 Terre Haute	Terre Haute	IN	2000	104,259	104,259	100.0%	Lowe's
26 Newport on the Levee(2)	Newport	KY	1998	340,975	227,406	66.7%	AMC, Barnes & Noble	Newport Aquarium
27 Moorestown	Maple Shade	NJ	1989	201,351	201,351	100.0%	Lowe's, Sports Authority
28 Wayne	Wayne	NJ	1991	348,063	331,528	95.2%	Costco, Sports Authority
29 Smithtown	Nesconset	NY	1985	55,580	55,580	100.0%	Levitz	Costco
30 Westbury	Westbury	NY	1992	398,602	398,602	100.0%	Costco, K-mart, Borders, Marshall's
31 Middletown	Middletown	OH	2000	126,400	126,400	100.0%	Lowe's
32 Philadelphia	Bensalem	PA	1991	307,771	298,110	96.9%	Home Depot
33 Rice Creek Village	Columbia	SC	2002	66,471	65,361	98.3%	Publix, Douglas & Associates
34 Cherrydale Point	Greenville	SC	2002	297,928	296,528	99.5%	Ingles Markets, Goody's, Ross Stores
35 Pentagon	Arlington	VA	1993	337,429	337,429	100.0%	Costco, Best Buy, Borders
36 Hampton	Hampton	VA	1987	45,605	45,605	100.0%	Sports Authority
37 Dulles Town Crossing	Sterling	VA	2002	737,503	726,003	98.4%	Lowe's, Wal-Mart, Sam's

			TOTAL	7,934,546	7,357,412	92.7%

Joint Ventures
38 Fresno (Blackstone Ventures) (50)%	Fresno	CA	1998	85,360	85,360	100.0%	Bed Bath & Beyond, Ross
39 Shops at the Old Mill District (50)%	Bend	OR	2000	152,865	111,289	72.8%	Regal Cinemas, GAP

			TOTAL	238,225	196,649	82.5%

	TOTAL RETAIL PORTFOLIO			8,172,771	7,554,061	92.4%

Non-Retail Properties Office Properties
40 Scottsdale City Center	Scottsdale	AZ	2000	66,062	58,616	88.7%
41 Sacramento/Bradshaw	Sacramento	CA	1998	126,005	126,005	100.0%	AT&T
42 Excel Centre	San Diego	CA	2000	82,157	82,157	100.0%	Price Legacy, UBS Painewebber
43 Hollywood/Oakwood Business Ctr	Hollywood	FL	2001	141,150	124,859	88.5%	KOS Pharmaceuticals

			TOTAL	415,374	391,637	94.3%

Joint Ventures
44 Newport Centre (55)%	Winnipeg	Canada	1992	159,743	129,527	81.1%

				159,743	129,527	81.1%

Hospitality
45 Grand Hotel	Grand Tusayan	AZ	1998	121 rooms	121 rooms	n/a

			TOTAL	—	—

	TOTAL NON-RETAIL PORTFOLIO			575,117	521,164	90.6%

	TOTAL OPERATING PORTFOLIO			8,747,888	8,075,225	92.3%

Development and Other Properties

Property Name	City	State	Year Acquired	GLA	Leased GLA	Percent Occupied
46 Scottsdale Towers Land	Scottsdale	AZ	1998	N/A	N/A
47 Tucson	Marana	AZ	1999	N/A	N/A
48 Excel Pointe Anaheim (88)%	Anaheim	CA	1998	—	—
49 Redhawk Towne Center	Temecula	CA	1999	344,689	287,843
50 Fountain Valley Land Pad	Fountain Valley	CA	1998	N/A	N/A
51 Yosemite Land	Yosemite	CA	1998	N/A	N/A
52 International Business Park	Orlando	FL	1999	N/A	N/A
53 Shepherd Creek	Salt Lake City	UT	2001	N/A	N/A

	TOTAL			344,689	287,843

	TOTAL DEVELOPMENT PROPERTIES			344,689	287,843

NOTES:

1.
Includes self-storage space.

2.
Consolidated Joint Venture

Price Legacy Corporation
Property Portfolio

Real Estate Portfolio—Top Ten Tenants
(Ranked by Annualized Minimum Rent(1))

Tenant	Number of Leases	Leased GLA (000's)	% of Leased GLA	AMR (000's)	% of AMR
1 Costco	4	618,192	7.7%	$8,661	9.0%
2 Home Depot	4	472,163	5.8%	4,164	4.3%
3 K-Mart	4	461,829	5.7%	4,107	4.3%
4 The Sports Authority	6	266,472	3.3%	3,457	3.6%
5 Lowe's	4	501,054	6.2%	2,583	2.7%
6 AMC Theaters	2	122,557	1.5%	2,488	2.6%
7 Marshalls	4	146,176	1.8%	2,433	2.5%
8 AT&T Wireless	1	126,005	1.6%	2,132	2.2%
9 Linens N Things	4	138,936	1.7%	2,006	2.1%
10 Regal Cinemas	3	194,356	2.4%	1,851	1.9%

	36	3,047,740	37.7%	$33,882	35.1%

(1)
Annualized Minimum Rent includes the joint-venture AMR and GLA but does not include the percentage rents or expense reimbursements

Real Estate Portfolio—Lease Expiration Schedule
(excludes month-to-month leases, ATM leases, Cell Tower leases, and Newport Centre)

Year	Total Number Leases Expiring	Leases w/ Options	Leased GLA	% of Leased GLA	AMR Expiring	% of AMR
2002	27	3	50,098	0.6%	$893,786	0.9%
2003	56	29	209,012	2.6%	3,250,847	3.4%
2004	63	43	253,593	3.1%	3,889,684	4.0%
2005	86	63	429,981	5.3%	5,819,059	6.0%
2006	56	41	356,276	4.4%	5,718,423	5.9%
2007	62	45	351,000	4.3%	5,291,332	5.5%
2008	16	14	149,585	1.9%	2,081,523	2.2%
2009	38	31	1,243,012	15.4%	16,231,805	16.8%
2010	31	30	482,977	6.0%	7,907,597	8.2%
2011+	145	98	4,379,372	54.2%	43,277,318	44.9%

TOTAL	580	397	7,904,906	97.9%	$94,361,374	97.8%

Retail Vacancy & Net Absorption Change Analysis—Three Months Ended September 30, 2002

	Total SF	Leased SF	% Leased	Rent/Leased SF
June 30, 2002	8,746,367	8,227,684	94.1%	$11.32
Acquisitions	737,503	726,003	98.4%	9.38
Net Absorption	(1,367)	(143,847)		9.61
Disposals	(734,615)	(734,615)	100.0%	5.60
September 30, 2002	8,747,888	8,075,225	92.3%	11.95
Loss to Lease Year-to-Date
New tentant (original tenant vacates)	+8.5%
Tenant Renewal (original tenant remains)	+5.8%

New Leases Signed Year-To-Date

	Retail Leases	Ground Leases
Number	24	2
Building SF	57,962	94,558
Land SF	—	405,451
Average Rent/SF	$16.55	$4.45

Vacancies—Prior Tenant Average Rent/SF
(excludes vacancies from new construction or acquisition)

SF	672,663
Average Rate/SF	$9.48

Price Legacy Corporation
Supplemental Disclosure—Quarter End September 30, 2002
Real Estate Portfolio—Geographic Distribution

RETAIL PORTFOLIO

State/Country	Number of Properties	Total GLA	Percent Leased	Rent/ Leased SF	AMR	% of Total AMR
Arizona	6	672,129	88.2%	$13.04	$6,819,377	7.8%
California	11	1,259,644	93.8%	12.37	13,711,762	15.6%
Canada	—	—	—	—	—	—
Connecticut	1	112,400	0.0%	—	—	0.0%
Florida	6	2,334,903	93.5%	10.88	22,221,567	25.3%
Indiana	2	377,152	99.2%	6.51	2,412,393	2.7%
Kentucky	1	340,975	66.7%	26.73	4,053,392	4.6%
New Jersey	2	549,414	97.0%	11.97	6,186,148	7.0%
New York	2	454,182	100.0%	18.41	8,360,049	9.5%
Ohio	1	126,400	100.0%	5.14	650,000	0.7%
Oregon	1	152,865	72.8%	23.18	1,878,012	2.1%
Pennsylvania	1	307,771	96.9%	11.05	3,190,681	3.6%
South Carolina	2	364,399	99.3%	10.72	3,852,405	4.4%
Utah	—	—	—	—	—	—
Virginia	3	1,120,537	99.0%	13.18	14,465,902	16.5%

	39	8,172,771	92.4%	$12.58	$87,801,686	100.0%

Region
West	18	2,084,638	90.5%	11.88	22,409,152	25.5%
Outside U.S.	—	—	0.0%	—	0	0.0%
East	21	6,088,133	93.1%	11.54	65,392,535	74.5%

	39	8,172,771	92.4%	$12.58	$87,801,686	100.0%

NON-RETAIL PORTFOLIO

State/Country	Number of Properties	Total GLA	Percent Leased	Rent/ Leased SF	AMR	% of Total AMR
Arizona	2	66,062	88.7%	$22.98	$1,194,924	13.8%
California	2	208,162	100.0%	19.50	4,058,643	46.8%
Canada	1	159,743	81.1%	18.32	1,924,087	22.2%
Florida	1	141,150	88.5%	13.55	1,496,224	17.2%

	6	575,117	90.6%	$18.37	$8,673,878	100.0%

Region
West	4	274,224	97.3%	$19.69	5,253,567	60.6%
Outside U.S.	1	159,743	81.1%	$14.85	1,924,087	22.2%
East	1	141,150	88.5%	11.98	1,496,224	17.2%

	6	575,117	90.6%	$18.37	$8,673,878	100.0%

DEVELOPMENT AND OTHER PROPERTIES

State/Country	Number of Properties	GLA	Percent Leased
Arizona	2	N/A	N/A
California	4	344,689	287,843
Utah	1	N/A	N/A
Virginia
Florida	1	N/A	N/A

	8	344,689	287,843

Region
West	7	344,689	287,843
Outside U.S.	N/A	N/A	N/A
East	1	N/A	N/A

	8	344,689	287,843

Twelve Month Acquisitions & Dispositions Schedule

ACQUISITIONS

				Purchase Price
Property Name		Property Type(1)	Month Acquired						Anchor Tenants
	Location			Cash	Stock	Debt	Total	GLA
Greenburg	Greenburg, IN	S	Jun-01	19,300,000	—	18,300,000	37,600,000	272,893	Wal-Mart
Oakwood Plaza	Hollywood, FL	S	Nov-01	23,377,600	—	66,734,233	90,111,833	889,956	Dave & Buster's
Oakwood Business Cnt.	Hollywood, FL	O	Nov-01	3,137,679	—	10,195,821	13,333,500	141,150	Trader Publishing Co.
Kendale Lakes Plaza	Miami, FL	S	Nov-01	7,040,695	—	29,009,305	36,050,000	402,801	K-Mart
Cross Country Plaza	West Palm Beach, FL	S	Nov-01	8,364,486	—	32,332,414	40,696,900	351,341	K-Mart, Winn Dixie
Cypress Creek Station	Ft. Lauderdale, FL	S	Nov-01	5,430,332	—	23,369,668	28,800,000	229,034	Regal Cinemas, Office Depot
Millenia Plaza	Orlando, FL	S	Nov-01	7,787,577	—	21,675,000	29,462,577	404,492	Home Depot
Heather Island Plaza	Ocala, FL	S	May-02	7,163,348	—	—	7,163,348	70,970	Publix
Cherrydale Point	Greenville, SC	S	Jun-02	29,500,000	—	—	29,500,000	299,128	Ingles, Goody's, Ross
Rice Creek Village	Columbia, SC	S	Jun-02	8,034,942	—	—	8,034,942	66,471	Publix
Safeway Center	Glendale, AZ	S	Jun-02	9,815,578	—	—	9,815,578	70,428	Safeway
Dulles Town Crossing	Sterling, VA	S	Aug-02	76,191,794	—	—	76,191,794	737,503	Wal-Mart, Sam's Club, Lowe's

				$205,144,031	$—	$201,616,441	$406,760,472	3,936,167

DISPOSITIONS

				Selling Price
Property Name		Property Type(1)	Month Sold					Anchor Tenants
	Location			Cash	Debt	Total	GLA
Bradshaw	Sacramento, CA	O	Jun-01	5,125,000	—	5,125,000	30,000	AT&T Cellular
Southeast San Diego	San Diego, CA	T	Sep-01	1,680,000	—	1,680,000	8,875	Burger King
Desert Fashion Plaza	Palm Springs, CA	S	Nov-01	17,021,623	—	17,021,623	96,090	Saks Fifth Ave.
Westminster Promenade	Westminster, CO	S	Dec-01	13,500,000	—	13,500,000	228,726	AMC
Seekonk Shopping Ctr.	Seekonk, MA	S	Dec-01	15,250,000	—	15,250,000	213,994	Sports Authority
Land	Tusayan, AZ	L	Dec-01	1,362,000	—	1,362,000	—	N/A
Land	Marana, AZ	L	Mar-02	683,000	—	683,000	—	N/A
Land	Hollywood, FL	L	Mar-02	1,410,000	—	1,410,000	—	N/A
Land	Hollywood, FL	L	Mar-02	1,100,000	—	1,100,000	—	N/A
Glen Burnie	Glen Burnie, MD	S	Jun-02	15,099,000	—	15,099,000	154,661	Costco, Home Depot
Pacific Beach Self-Storage	San Diego, CA	SS	Jun-02	—	11,632,000	11,632,000		Price Self-Storage
San Juan Capistrano Self-Storage	San Juan Cap., CA	SS	Jun-02	—	6,918,000	6,918,000		Price Self-Storage
Walnut Creek Self Storage	Walnut Creek, CA	SS	Jun-02	—	7,708,000	7,708,000		Price Self-Storage
Murphy Canyon Self-Storage	San Diego, CA	SS	Aug-02	21,093,833	8,621,515	29,715,348		Price Self-Storage
Solana Beach Self Storage	Solana Beach, CA	SS	Aug-02	16,282,276	—	16,282,276		Price Self-Storage
Azusa Self-Storage	Azusa, CA	SS	Sep-02	6,547,039	—	6,547,039		Price Self-Storage

				$116,153,771	$34,879,515	$151,033,286	732,346

(1)
L—Land, S—Shopping Center, SS—Self Storage, T—Single Tenant Property, O—Office

Real Estate Portfolio—Schedule of Debt
(as of September 30, 2002)

Property	Location	Interest Rate	Spread	Maturity	Balance (000's)
Fixed Rate Debt:
Property Specific Debt
Excel Centre (Capital Lease)	San Diego, CA	4.43%	—	12/01/04	$11,632
Greensburg Commons (Capital Lease)	Greensburg, IN	7.77%	—	06/01/05	19,300
Scottsdale City Centre (Capital Lease)	Scottsdale, AZ	4.02%		06/20/04	3,100
Middleton—Lowes	Middletown, Ohio	7.63%	—	02/01/14	3,295
Terre Haute—Lowes	Terre Haute, IN	8.75%	—	06/01/03	3,367
Scottsdale City Centre	Scottsdale, AZ	8.13%	—	02/01/06	1,715
Safeway Center-Morgan Stanley-Wells	Phoenix, AZ	8.45%	—	02/01/17	4,404
Safeway Center-Greenwich Cap-Midland	Phoenix, AZ	7.24%	—	10/01/11	1,329
Anaheim Land	Anaheim, CA	6.00%	—	09/30/03	6,313
Kendale Lakes Plaza	Miami, FL	8.18%	—	02/01/09	28,796
Oakwood Plaza	Hollywood, FL	8.18%	—	02/01/09	66,244
Cross County Plaza	West Palm Beach, FL	9.00%	—	01/01/10	32,155
Cypress Creek Station	Ft. Lauderdale, FL	8.18%	—	02/01/09	23,198
Oakwood Business Park	Hollywood, FL	8.18%	—	02/01/09	10,121
Dulles Town Crossing	Sterling, VA	5.88%	—	09/01/12	49,500

TOTAL FIXED RATE PROPERTY SPECIFIC DEBT					$264,469

Credit Facility Debt
Senior Notes		10.00%	—	Redeemed 10/02	$2,264
Convertible Debentures		9.00%	—	Redeemed 10/02	2,827

	TOTAL FIXED RATE NON-PROPERTY SPECIFIC DEBT				$5,091

TOTAL FIXED RATE DEBT					$269,560
Variable Rate Debt:	Assumed Libor rate:	1.81%
	Prime rate	4.75%
Property Specific Debt
The Groves	Tempe, AZ	Libor	2.05%	12/01/06	16,789
Mesa Pavillions	Mesa, Arizona	Libor	2.05%	12/01/06	15,905
Millenia Plaza	Orlando, FL	Libor	2.25%	04/01/03	21,945
Newport on the Levee	Newport, KY
Construction loan		Libor	3.10%	01/03/03	38,500
Phase II		Prime	0.50%	03/01/03	4,738
GMAC Commercial Mortgage	Various (5 locations)	Libor	0.98%	06/01/04	121,375

	TOTAL SECURED VARIABLE RATE DEBT				$219,252

	TOTAL VARIABLE RATE DEBT				$219,252
		Total Weighted Average Fixed Rate Debt:			7.59%
		Total Weighted Average Variable Rate Debt:			3.50%
Unsecured Line of Credit	Assumed Libor rate:	1.81%
		Interest Rate	Spread	Maturity	Balance
Revolver		Libor	1.88%	09/01/04	$61,000

TOTAL VARIABLE RATE DEBT					$61,000

TOTAL DEBT					$549,812
IMAX Equipment Loan (to be marked paid in full in exchange for equipment—no interest)					$5,451

					$555,263
		Total Weighted Average All Debt:			5.53%

QuickLinks

  Exhibit 99.1
Supplemental Financial & Property Information September 30, 2002
Table of Contents
Shareholder Information
Funds from Operations per Common Share(1,2)
Price Legacy Corporation Quarterly Operating Highlights (in thousands, except per share data)
Price Legacy Corporation CONSOLIDATED STATEMENTS OF INCOME (unaudited—amounts in thousands, except per share data)
Price Legacy Corporation Quarterly Funds from Operations & Funds Available for Distribution
Price Legacy Corporation Market/Operational Information
Price Legacy Corporation CONSOLIDATED BALANCE SHEETS (in thousands, except share data)
Price Legacy Corporation Supplemental Disclosure—Quarter End September 30, 2002 Real Estate Portfolio—Property List
Price Legacy Corporation Property Portfolio
Real Estate Portfolio—Top Ten Tenants (Ranked by Annualized Minimum Rent(1))
Real Estate Portfolio—Lease Expiration Schedule (excludes month-to-month leases, ATM leases, Cell Tower leases, and Newport Centre)
Retail Vacancy & Net Absorption Change Analysis—Three Months Ended September 30, 2002
New Leases Signed Year-To-Date
Vacancies—Prior Tenant Average Rent/SF (excludes vacancies from new construction or acquisition)
Price Legacy Corporation Supplemental Disclosure—Quarter End September 30, 2002 Real Estate Portfolio—Geographic Distribution
Twelve Month Acquisitions & Dispositions Schedule
ACQUISITIONS
DISPOSITIONS
Real Estate Portfolio—Schedule of Debt (as of September 30, 2002)